Execution Copy

                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT, dated as of November 7, 2005 (this "Agreement"), is by and between First Union Real Estate Equity and Mortgage Investments, an unincorporated association in the form of a business trust organized in Ohio (the "Company") and Vornado Investments L.L.C., a Delaware limited liability company (the "Investor").

      WHEREAS, the Company has filed with the SEC the Shelf Registration Statement which has been declared effective by the SEC; and

      WHEREAS, the Investor wishes to purchase, and the Company wishes to issue and sell to the Investor, an amount of the Company's registered common shares of beneficial interest, par value $1.00 per share (the "Common Stock") that is equal to the lesser of (i) 9.9% of the outstanding shares of Common Stock as of the Closing Date, after giving effect to said issuance and sale; and (ii) 4,000,000 shares of Common Stock (such number of shares of Common Stock, the "Shares"), in each case, at the purchase price of $4.00 per Share (the "Purchase Price"), upon the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01. Definitions. As used in this Agreement, the following terms have the meanings set forth below.

      "Affiliate" shall mean (a) with respect to an individual, any member of such individual's family residing in the same household; (b) with respect to an entity: (i) any executive officer, director, partner or Person that owns ten percent (10%) or more of the outstanding beneficial interest of or in such entity, or (ii) any brother, sister, brother-in-law, sister-in-law, lineal descendant or ancestor of any executive officer, director, partner or Person that owns ten percent (10%) or more of the outstanding beneficial interest of or in such entity; and (c) with respect to a Person, any Person which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person or entity; provided, however, that for purposes of the definition of "Affiliate," no Investor shall be deemed an "Affiliate" of the Company.

      "Agreement" shall have the meaning set forth in the preamble.

      "Basket" shall have the meaning set forth in Section 9.03.

      "Business Day" shall mean any day other than (i) a Saturday, (ii) a Sunday or (iii) any other day on which banks in the City of New York are authorized or required to close.

      "By-Laws" shall mean, when used with respect to a specified Person, the by-laws of a Person, as the same may be amended from time to time.

      "Capital Stock" shall mean, with respect to any Person, any and all shares, shares of beneficial interest, interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock or any form of membership, ownership or participation interests, as applicable, including partnership interests, whether now outstanding or hereafter issued and any and all securities, debt instruments, rights, warrants or options exercisable or exchangeable for or convertible into such capital stock.

      "Certificate of Incorporation" shall mean, when used with respect to a specified Person, the Declaration of Trust, Articles or Certificate of Incorporation or other applicable organizational document of such Person, as currently in effect.

      "Closing" shall have the meaning set forth in Section 2.02(a).

      "Closing Date" shall have the meaning set forth in Section 2.02(a).

      "Commission Filings" shall have the meaning set forth in Section 3.08.

      "Common Stock" shall mean the common shares of beneficial interest, $1 par value per share, of the Company.

      "Company" shall have the meaning set forth in the preamble.

      "Company Subsidiaries" and "Company Subsidiary" shall have the meaning set forth in Section 3.03.

      "Consents" shall mean all governmental and third party consents, approvals, authorizations, qualifications and waivers necessary to be received by a Person for the consummation of the transaction contemplated by the Agreement.

      "Contract" shall mean any legally binding contract, agreement, mortgage, deed of trust, bond, loan, indenture, lease, license, note, option, warrant, right, instrument, commitment or other similar document, arrangement or agreement, whether written or oral.

      "Declaration of Trust" shall have the meaning set forth in Section 3.01.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "GAAP" shall mean generally accepted accounting principles applied on a consistent basis as used in the United States of America.


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

      "Governmental Body" shall mean any government or governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitral body (public or private), department or other instrumentality or political unit or subdivision, whether located in the United States or abroad, the National Association of Securities Dealers, Inc., the New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the American Stock Exchange.

      "Indemnitee" shall have the meaning set forth in Section 9.01.

      "Indemnitor" shall have the meaning set forth in Section 9.01.

      "Investor" shall have the meaning set forth in the preamble.

      "Law" shall mean any treaty, statute, ordinance, code, rule, regulation, Order or other legal requirement enacted, adopted, promulgated, applied or followed by any Governmental Body.

      "Legal Proceeding" shall mean any judicial, administrative or arbitral actions, suits, proceedings (public or private) or governmental proceedings.

      "Lien" shall mean any mortgage, pledge, lien (statutory or otherwise), security interest, hypothecation, conditional sale agreement, encumbrance or similar restriction or agreement.

      "Loss" shall have the meaning set forth in Section 9.01.

      "Material Adverse Effect" shall mean any event, condition or contingency that has had, or is reasonably likely to have, a material adverse effect on the business, assets, liabilities, results of operations, prospects or financial condition of the Company or its Subsidiaries, taken as a whole.

      "Newkirk" shall mean Newkirk Realty Trust, Inc., a newly-formed real estate investment trust.

      "Newkirk IPO" shall mean the initial public offering by Newkirk of its common shares through an underwritten public offering, substantially as described in a Newkirk Registration Statement on Form S-11 filed with the SEC on or about August 8, 2005.

      "Notice" shall have the meaning set forth in Section 9.02(a).

      "NYSE" shall mean the New York Stock Exchange.

      "Order" shall mean any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award issued by a Governmental Body.

      "Person" shall mean any individual, corporation, partnership, firm, limited liability company, joint venture, trust, association, unincorporated organization, group, joint-stock company, Governmental Body or other entity.


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

      "Purchase Price" shall mean the product of the multiplication of (i) the amount of Shares issued and sold hereunder and (ii) $4.00.

      "SEC" shall mean the U.S. Securities and Exchange Commission.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "Shelf Registration Statement" shall mean the registration statement of the Company on Form S-3 (No. 333-125987) and all amendments and supplements thereto, covering the registration of Company securities, including the Shares, under the Securities Act.

      "Subsidiary" shall mean, as to any Person, any other Person more than 50% of the shares of the voting stock, voting interests, membership interests or partnership interests of which are owned or controlled, or the ability to select or elect more than 50% of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries; provided, however, that First Union Management, Inc. shall not be deemed to be a Subsidiary of the Company.

      "Unaudited Financial Statements" shall have the meaning specified in
Section 3.07.

      Section 1.02. Rules of Construction. Unless the context otherwise requires:

            (a) an accounting term defined by GAAP that is not otherwise defined herein has the meaning assigned to it in accordance with GAAP;

            (b) "or" is not exclusive;

            (c) words in the singular include the plural, and words in the plural include the singular;

            (d) the words "include" and "including" shall be deemed to mean "include, without limitation," and "including, without limitation";

            (e) "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section, paragraph or clause where such terms may appear;

            (f) references to sections mean references to such section in this Agreement, unless stated otherwise; and

            (g) the use of any gender shall be applicable to all genders.

                                   ARTICLE II
                   ISSUANCE, SALE AND PURCHASE OF THE SHARES.

      Section 2.01. Sale and Purchase of the Shares. Upon the terms and subject to the conditions of this Agreement, the Company will sell to the Investor, and the Investor will purchase from the Company, the Shares for a purchase price of $4.00 per share (the "Purchase Price"). The final amount of the Purchase Price


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

shall be determined by the Company at such time as the actual number of Shares to be issued to Investor are capable of being determined. Such amount of Shares, and the corresponding Purchase Price, shall be communicated in writing to Investor no later than one Business Day prior to the Closing Date.

      Section 2.02. Closing.

            (a) Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the closing of the transaction contemplated by Section
2.01 (the "Closing") shall occur on the earlier of (i) a date which is within five (5) business days subsequent to the consummation of the Newkirk IPO and
(ii) March 31, 2006 (the "Closing Date"); provided, however, that the Company shall have the right, but not the obligation, to terminate this Agreement if the Newkirk IPO is not consummated on or before March 28, 2006, as provided in
Section 10.02 hereof. The Closing shall occur on the Closing Date at such time during business hours as may be mutually agreed upon by the Investor and the Company at the offices of [to be determined] or at such other date, time and location as may be mutually agreed upon by the parties hereto.

            (b) At the Closing: (i) the Company will deliver to the Investor (x) a certificate for the Shares registered in the name of the Investor and (y) legal opinions of counsel to the Company, addressed to the Investor, in substantially the form of Annex A and Annex B (the "Company Counsel Opinions");
(ii) the Investor, in full payment for the Shares, will deliver to the Company the Purchase Price in immediately available funds, by wire transfer to such account as the Company shall specify, and (iii) each party shall take or cause to happen such other actions, and shall execute and deliver such other instruments or documents, as shall be required under Article VII.

      Section 2.03 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares for general corporate purposes.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Investor as follows:

      Section 3.01. Organization and Good Standing. The Company is an unincorporated association in the form of a business trust organized, validly existing and in good standing under the Laws of the State of Ohio and has trust power and authority to own, lease and operate its properties and carry on its business as presently conducted. The Company is duly qualified, registered or licensed as a foreign business entity to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing could not reasonably have a Material Adverse Effect. The Company has heretofore delivered or made available to the Investor complete and correct copies of the declaration of trust of the Company, as amended to date (the "Declaration of Trust").


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

      Section 3.02. Authority; Binding Effect. The Company has trust power and authority to execute and deliver this Agreement and to consummate the transaction contemplated hereby. The execution and delivery of this Agreement and the Registration Rights Agreement, dated the date hereof (the "Registration Rights Agreement"), between the Company and the Investor with respect to the Shares, a form of which is attached hereto as Annex C and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly approved by all necessary action on the part of the Company. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting creditors' rights generally and subject to the effects of general equitable principles.

      Section 3.03. Organization and Good Standing of Company Subsidiaries.
Exhibit 21 to the Shelf Registration Statement lists all Subsidiaries of the Company and their respective jurisdictions of formation (collectively, the "Company Subsidiaries" and each, a "Company Subsidiary"). The Company owns, directly or indirectly, all the shares of outstanding Capital Stock of each Company Subsidiary. There are no outstanding securities or rights convertible into or exchangeable for shares of any Capital Stock of any Company Subsidiary and there are no Contracts by which any Company Subsidiary is bound to issue additional shares of Capital Stock. All of the shares of Capital Stock of each of the Company Subsidiaries are duly and validly authorized, fully paid and non-assessable and, except for the Liens set forth in Schedule 3.03, are owned by the Company free and clear of any Lien with respect thereto. Each Company Subsidiary is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so licensed or qualified in any such jurisdiction could not reasonably have a Material Adverse Effect.

      Section 3.04. Capitalization. Schedule 3.04 sets forth, in each case as of the date hereof, (i) the authorized capitalization of the Company, the number of shares of each class issued and outstanding and the number of shares reserved for issuance in connection with the Company's stock option plans, and (ii) all options, warrants, convertible securities, rights to subscribe to, calls, contracts, undertakings, arrangements and commitments to issue which may result in the issuance of stock of the Company. All of the issued and outstanding shares of the Company's Capital Stock have been validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive rights. Except as set forth on Schedule 3.04 (with respect to Series B-1 Convertible Redeemable Preferred Shares of Beneficial Interest), no securities of the Company are entitled to preemptive or similar rights, and no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transaction contemplated by this Agreement. Such preemptive or similar rights do not apply to the sale of stock by the Company pursuant to a registration statement filed under the Securities Act and therefore do not apply to the sale of the Shares contemplated by this Agreement.


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

      Section 3.05. No Violations; Consents. Neither the execution, delivery or performance by the Company of this Agreement or the Registration Rights Agreement nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in the breach of, any provision of the organizational documents of the Company or any Company Subsidiary, (b) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination, amendment, cancellation or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Contract or Order to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary is bound,
(c) constitute a violation of any Law applicable to the Company or any Company Subsidiary; or (d) result in the creation of any Lien upon the properties or assets of the Company or any Company Subsidiary. To the knowledge of the Company, no Consent is required on the part of the Company or the Company Subsidiaries in connection with the execution and delivery of this Agreement or the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby.

      Section 3.06. Listing. The Company is not in violation of the listing requirements of the NYSE in any material respect. The Company has not received any written notice from the NYSE that the Company is in violation of its listing agreement with the NYSE or the rules and regulations of the NYSE applicable to listed companies thereon.

      Section 3.07. Financial Statements. The Company has previously delivered to the Investor copies of the unaudited combined balance sheet of the Company and the Company Subsidiaries as of June 30, 2005 and the related unaudited combined statements of operations and cash flows for the three months and nine months ended June 30, 2005, as reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005, filed with the SEC under the Exchange Act (the "Unaudited Financial Statements"). The Unaudited Financial Statements accurately reflect the books and records of the Company and present fairly, in all material respects, the combined financial position of the Company and the Company Subsidiaries and the combined results of their operations and their cash flows for the period and date covered thereby, in conformity with GAAP, except for changes resulting from year-end adjustments (none of which will be material in amount) and the absence of footnote disclosures thereto. The financial statements and schedules included or incorporated by reference in the Prospectus present the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements of the Company are required by the Act and the Exchange Act to be included in the Prospectus. Deloitte & Touche LLP, who have reported on the Company's audited consolidated financial statements included in its Annual Report on Form 10-K incorporated by reference in the Shelf Registration Statement, is an independent registered public accountant with respect to the Company as required by the Act.

      Section 3.08. Commission Filings. The Company has filed all reports, registration statements, proxy statements and other materials, together with any amendments required to be made with respect thereto, that were required to be filed with the SEC under the Securities Act or the Exchange Act from and after December 31, 2003 (all such reports and statements are collectively referred to herein as the "Commission Filings"). As of their respective dates, the


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

Commission Filings, including the financial statements contained therein, complied in all material respects with all of the statutes and published rules and regulations enforced or promulgated by the regulatory authority with which the Commission Filings were filed, and, except to the extent the information in any Commission Filing has been revised or superseded by a later filed Commission Filing, did not and do not as of the date hereof contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

      Section 3.09. Absence of Certain Developments. Except as specifically disclosed in the Commission Filings, since December 31, 2004 no event or series of events occurred which could reasonably have a Material Adverse Effect.

      Section 3.10. Litigation. There are no Legal Proceedings pending or, to the knowledge of the Company, threatened, that question the validity of this Agreement or the transaction contemplated hereby or any action taken or to be taken by the Company or any Company Subsidiary in connection with the consummation of the transaction contemplated hereby. Except as otherwise specifically disclosed herein or in the Commission Filings, there are no Legal Proceedings pending or, to the knowledge of the Company, threatened, against or involving the Company or any Company Subsidiary or any of their respective properties or assets, at Law or in equity, involving, individual claims of more than $1,000,000 or claims in the aggregate of more than $3,000,000. There is no outstanding or, to the knowledge of the Company, threatened, Order of any Governmental Body against the Company or any Company Subsidiary or any of their respective properties or assets, which Order could reasonably have a Material Adverse Effect.

      Section 3.11. Compliance with Laws. The Company and the Company Subsidiaries are in compliance in all respects with all Laws and Orders promulgated by any Governmental Body applicable to the Company and the Company Subsidiaries or to the conduct of the business or operations of the Company and the Company Subsidiaries or the use of their properties (including any leased properties) and assets, except where failure to comply would not have a Material Adverse Effect. Since December 31, 2004, neither the Company nor any Company Subsidiary has received any written notice of violation or alleged material violation of any such Law or Order by any Governmental Body in any material respect that has not been resolved. Since December 31, 2004, neither the Company nor any Company Subsidiary has received written notice that it is the subject of an investigation by any Governmental Body which could reasonably have a Material Adverse Effect.


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

      Section 3.12. Financial Advisors. No agent, broker, investment banker, finder, financial advisor or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Company, directly or indirectly, in connection with the transaction contemplated hereby.

      Section 3.13. No Default. The Company is not in default in the payment or performance of any of its Contracts, except where such default would not have a Material Adverse Effect.

      Section 3.14. Registration of Shares. Except as set forth in Schedule 3.14 hereto, the Company has not entered into any agreement to register its debt or equity securities under the Securities Act.

      Section 3.15. Registration Statement. The Company meets the requirements for use of Form S-3 under the Securities Act. The Shelf Registration Statement, which covers the Shares, including a form of prospectus and such amendments or supplements to such Shelf Registration Statement as may have been required prior to the date of this Agreement, has been prepared by the Company under the provisions of the Act, has been filed with the SEC, and has become effective and which incorporates by reference documents which the Company has filed in accordance with the provisions of the Exchange Act. The Company has prepared a prospectus supplement (the "Prospectus Supplement"), to the prospectus included in the Shelf Registration Statement referred to above and the documents incorporated by reference therein, setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business. No stop order suspending the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto has been issued and served on the Company, and no proceedings for that purpose are pending or, to the knowledge of the Company, threatened by the SEC. Copies of such Shelf Registration Statement and prospectus, any such amendment or supplement and all documents incorporated by reference therein that were filed with the SEC on or prior to the date of this Agreement have been delivered to the Investor. The final form of prospectus included in the Shelf Registration Statement, as amended or supplemented from time to time, is referred to herein as the "'Prospectus." Any reference herein to the Shelf Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated (or deemed to be incorporated) by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Shelf Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the SEC deemed to be incorporated by reference therein. As of the close of business on September 30, 2005, at least 4,000,000 shares of Common Stock were available for issuance pursuant to the Shelf Registration Statement, which permits the sale of the Shares in the manner contemplated by this Agreement;

      Each part of the Shelf Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the SEC and at the date hereof and the Closing Date, did or will in all material respects comply with all applicable provisions of the Act and the Exchange Act. Each part of the Shelf Registration Statement, when such part became or becomes effective, did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the SEC, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any statutes, regulations, contracts or other documents that are required to be described in the Shelf Registration Statement or the Prospectus or to be filed as exhibits to the Shelf Registration Statement have been so described or filed. The foregoing representations and warranties in this Section 3.15 do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Investor furnished in writing to the Company by the Investor specifically for inclusion in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto.

      The documents which are incorporated by reference in the Shelf Registration Statement or the Prospectus, or any amendment or supplement thereto, or from which information is so incorporated by reference, when they became effective or were filed with the SEC, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and any further documents so filed and incorporated by reference shall, when they become effective under the Act or when they are filed with the SEC, conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      Section 3.16. Disclosure Controls. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is timely made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of September 30, 2005, and the conclusions of such officers have not changed from the conclusions of such officers presented in the June 30, 2005 Company Form 10-Q. The Company presented in its Form 10-Q for the quarter ended June 30, 2005 (such date, the "Evaluation Date) the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the knowledge of the Company, in any factors that could significantly affect the Company's internal controls.

      Section 3.17 Taxes. There have been properly completed and filed on a timely basis all material tax returns required to be filed by the Company or any Company Subsidiary on or prior to the date hereof. All such tax returns are true, correct and complete in all material respects. All taxes of the Company or any Company Subsidiary due and payable have been timely paid, except where the failure to pay such taxes would not reasonably be expected to have a Material Adverse Effect. The most recent audited financial statements of the Company contained in the Commission Filings reflect an adequate accrual in accordance with GAAP for all material taxes payable by the Company and any Company Subsidiaries for all taxable periods and portions thereof through the date of such financial statements. Neither the Company nor any Company Subsidiary is the subject of any actual or threatened tax audit or tax contingency. The Company
(i) for all taxable years for which the Internal Revenue Service could assert a tax liability, has elected to be treated and been subject to taxation, as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended (the "Code") and has satisfied all requirements to qualify as a REIT for all such years, and currently intends to satisfy such requirements for all future taxable years, (ii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT and (iii) the Company has received an opinion from Katten Muchin Rosenman LLP that the Company has qualified as a REIT for the taxable year ending on December 31, 2004 and has so qualified during 2005 through the most recent fiscal quarter prior to the date hereof and its proposed method of operation, as described in the Prospectus and as represented by the Company, will enable it to continue to meet the requirements for qualification and taxation as a REIT.

      Section 3.18 Investment Company. The Company is not, and is not an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                                   ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES OF THE
                                    INVESTOR

      Section 4.01. Investor Representations. The Investor represents and warrants to the Company as follows:

            (a) Authorization. The Investor is a limited liability company duly organized and validly existing as a limited liability company under the Laws of the State of Delaware. The Investor has the full power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The execution and delivery of this Agreement and the consummation by the Investor of the transaction contemplated hereby have been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its respective terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting creditors' rights generally and subject to the effects of general equitable principles.

            (b) Financial Advisors. No agent, broker, investment banker, finder, financial advisor or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Investor, directly or indirectly, in connection with the transaction contemplated by this Agreement.

            (c) Ownership and Transfer Limitations. The Investor has received a copy of the By-Laws of the Company and understands, and will be in compliance with, the restrictions and limitations on transfer and ownership of the Company's Capital Stock set forth therein at the Closing and at all times thereafter, except as may be permitted by any waiver in writing by the Company of such restrictions and limitations.

            (d) Interests in the Company. Immediately prior to the acquisition of Capital Stock pursuant to this Agreement, the Investor does not beneficially own (as such term is used in Section 13(d) of the Exchange Act and the rules thereunder), directly or indirectly, any Capital Stock of the Company.

                                    ARTICLE V
                            COVENANTS OF THE COMPANY

      The Company covenants and agrees as follows:

      Section 5.01. Maintain Listing. The Company will use commercially reasonable efforts to (x) maintain the listing and trading of its Common Stock on the NYSE, for so long as the Company qualifies for such listing under the rules and regulations of the NYSE and (y) comply in all material respects with the Company's reporting, filing, and other obligations, under the rules and regulations of the NYSE. In the event that the Common Stock is no longer eligible for listing and trading on the NYSE, the Company will use commercially reasonable efforts to secure the listing or quotation of the Common Stock on the Nasdaq National Market, the Nasdaq SmallCap Market or the American Stock Exchange (if such listing is permitted by the bylaws, rules or regulations of any of the foregoing) and to comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchanges or the National Association of Securities Dealers, Inc., as applicable. The Company will promptly provide to the Investor copies of any notices it receives from the NYSE and any other exchange or quotation system on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges or quotation systems.

      Section 5.02. REIT Certifications. The Company shall deliver to the Investor, at such time as may reasonably be requested by the Investor (but in any event no less frequently than on a quarterly basis), a certificate or certificates signed by an authorized officer of the Company to the effect that the Company has complied with the asset and income tests set forth in Section 856 of the Code, and that such officer anticipates that the Company will continue to comply with such requirements. In addition, the Company shall cooperate with the Investor, including, without limitation, by providing information and documents in its control relating to the income and assets of the Company at such times as may reasonably be requested by the Investor, even if the Investor at such time no longer holds an interest in the Company, in addressing issues raised by any taxing authority in any audit or similar proceeding that relates to or arises out of the Investors' investment in the Company. The Investor shall reimburse the Company for any increased out of pocket costs attributable to providing the certifications and information described in this paragraph to the Investor. The Company shall give the Investor at least sixty (60) days advance notice of any determination by the Company to elect to cease to be treated as a REIT for federal income tax purposes and will not cease to qualify as a REIT for any periods prior to the end of such 60-day notice period.

      Section 5.03. Repurchase Notice. The Company shall agree to provide reasonable advance notice of any plan or agreement to repurchase Common Stock if such repurchase would cause the ownership interest of the Investor in the Common Stock to exceed 9.9% of the outstanding common shares.

      Section 5.04. Assignment to Subsidiary of Investor. The Company shall agree that the Investor shall be entitled to assign its Shares to a wholly-owned subsidiary of Vornado Realty L.P., including a taxable REIT subsidiary, for tax planning purposes.

      Section 5.05. Limited Waiver of Ownership Limitations. The By-laws of the Company shall be amended prior to Closing, as indicated in the attached Annex C, to exempt the Investor and any wholly-owned subsidiary of Vornado Realty L.P. from the "Limit" (as defined in the By-laws), provided such exemption shall be limited to Investor's ownership of the Shares, enabling the Investor to own, at any time, up to a maximum of the greater of (i) the number of Shares issued hereunder, or (ii) 9.9% of the outstanding Common Stock. The Company covenants not to amend the By-Law provision set forth in Annex C hereto so long as the Investor or any wholly-owned subsidiary of Vornado Realty L.P. owns Shares in excess of the Limit. The Company further covenants not to take action against the Investor or otherwise that would be inconsistent with the amendment to the Company's By-Laws provided for in Annex C.

      Section 5.06. Reporting. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports with the SEC required to be filed by the Company after the date hereof pursuant to the Exchange Act for the purpose of permitting the Investor to sell the Shares pursuant to Rule 144 under the Securities Act. If the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is necessary to permit the Investor to sell the Shares under Rule 144 under the Securities Act. The Company further covenants that it will take such further action as the Investor may reasonably request, to the extent required from time to time to enable the Investor to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act.

                                   ARTICLE VI
                            ACTIONS PRIOR TO CLOSING

      Section 6.01. Consent. Each of the Company and the Investor will use its reasonable best efforts and shall fully cooperate with each other to make promptly all filings and applications, give all notices and obtain all Consents in connection with the transaction contemplated hereby.

      Section 6.02. Publicity. The parties agree not to issue any announcement, press release, public statement or other information to the press or any third party with respect to this Agreement or the transaction contemplated hereby without obtaining the prior written approval of the other party hereto (which approval shall not be unreasonably withheld); provided, however, that nothing contained herein shall prevent either party, at any time, from furnishing any required information to any Governmental Body or from issuing any announcement, press release, public statement or other information to the press or any third party with respect to this Agreement or the transaction contemplated hereby if required by Law, although, the parties agree to consult with each other as to the content of any release so required and consider in good faith the comments of the other thereon.

                                   ARTICLE VII
                              CONDITIONS TO CLOSING

      Section 7.01. Conditions to Obligations of the Investor. The obligation of the Investor to consummate the transaction contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) No Governmental Order or Other Proceeding or Litigation. (i) No Order of any Governmental Body shall be in effect that restrains or prohibits the purchase of the Shares and no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act, and no order directed at or in relation to any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company of the initiation or threatening of any proceedings for any such purposes, has occurred; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

            (b) Stock Certificates. The Company shall have delivered to the Investor (i) a certificate representing the Shares, duly registered in the name of the Investor and (ii) the Company Counsel Opinions.

            (c) NYSE Listing. The Shares have been duly listed on the NYSE, subject only to notice of issuance.

            (d) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date).

            (e) Absence of Material Developments. Since December 31, 2004, no event or series of events shall have occurred that reasonably would be expected to have a Material Adverse Effect.

            (f) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing Date.

            (g) No New Information. The Investor shall not have become aware of any information or other matter with respect to legal matters affecting the Company that is inconsistent with the financial and other information disclosed to the Investor prior to the date hereof, in a manner that constitutes or would reasonably be expected to have a Material Adverse Effect.

            (h) Registration Rights Agreement. The Registration Rights Agreement shall have been executed and delivered by the Company.

            (i) Opinions of Counsel. The Company shall provide to the Investor the opinions in the forms of Annex A and B hereto and, to the extent reasonably requested by Investor, such other reasonable deliveries by the Company and its counsel as are made in connection with a typical underwritten offering of common stock (other than with respect to a "comfort letter" from the Company's independent registered public accounting firm).

            (j) Officers' Certificate. The Company will deliver to the Investor a certificate, dated as of and delivered on the Closing Date, of two of its executive officers to the effect that (i) the representations and warranties of the Company as set forth in this Agreement are true and correct as of the Closing Date, (ii) the Company shall have performed such of its obligations under this Agreement as are to be performed at or before the Closing Date, and
(iii) the conditions set forth in paragraphs (a) and (e) of Section 7.01 have been met.

      Section 7.02. Conditions to Obligations of the Company. The obligation of the Company to consummate the transaction contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) No Governmental Order or Other Proceeding or Litigation. No Order of any Governmental Body shall be in effect that restrains or prohibits the sale of the Shares.

            (b) Purchase Price. The Investor shall have delivered to the Company the Purchase Price.

            (c) Representations and Warranties. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date).

                                  ARTICLE VIII
                                    SURVIVAL

      Section 8.01. Survival. The representations, warranties and covenants to be performed at or prior to Closing of the parties set forth in this Agreement shall survive for a period of 12 months following the execution and delivery of this Agreement and thereafter shall be of no further force or effect, provided that the representations and warranties set forth in Sections 3.01 (Organization), 3.02 (Authorization), 3.04 (Capitalization) and 3.17 (Taxes) shall survive indefinitely (or if indefinite survival is not permitted by Law, then for the maximum period permitted by applicable Law). Except as set forth herein, all of the covenants, agreements and obligations of the parties hereto shall survive the Closing indefinitely (or if indefinite survival is not permitted by Law, then for the maximum period permitted by applicable Law). Anything herein to the contrary notwithstanding, any claim for indemnification that is asserted by written notice which notice specifies in reasonable detail the facts upon which such claim is made as provided in this Section 8.01 within the survival period shall survive until resolved pursuant to a final non-appealable judicial determination or otherwise.

                                   ARTICLE IX
                                 INDEMNIFICATION

      Section 9.01. Generally. Subject to the limitations and other provisions of this Article IX, the Company covenants and agrees to indemnify, defend and hold harmless the Investor and its directors, officers, shareholders, employees and agents (each, an "Investor Party") from and against any and all Losses resulting from, incurred in connection with or arising out of (a) any breach of any representation, warranty or covenant of the Company contained herein, or (b) the failure of the Company to perform any of the agreements, covenants or obligations contained herein (other than if any such claim was a result of a breach by the Investor under this Agreement). Subject to the limitations and other provisions of this Article IX, the Investor covenants and agrees to indemnify, defend and hold harmless the Company from and against (but only to the extent of) any and all Losses resulting from, incurred in connection with or arising out of (but only to the extent of) (a) any breach of any representation or warranty of the Investor contained herein, or (b) the failure of the Investor to perform any of the agreements, covenants or obligations of the Investor contained herein. The term "Loss" or any similar term shall mean any and all damages, reduction in value of the original investment in the Shares, deficiencies, costs, claims, fines, judgments, amounts paid in settlement, expenses of investigation, interest, penalties, taxes, assessments, out-of-pocket expenses (including reasonable attorneys' and auditors' fees and disbursements, witness fees and court costs). The party or parties being indemnified are referred to herein as the "Indemnitee" and the indemnifying party is referred to herein as the "Indemnitor."

      Section 9.02. Indemnification Procedure.

            (a) Any party who receives notice of a potential claim that may, in the judgment of such party, result in a Loss shall use all reasonable efforts to provide the parties hereto notice thereof, provided that failure or delay or alleged delay in providing such notice shall not adversely affect such party's right to indemnification hereunder, unless and then only to the extent that such failure or delay or alleged delay has resulted in actual prejudice to the Indemnitor, including, without limitation, by the expiration of a statute of limitations. In the event that any party shall incur or suffer any Losses in respect of which indemnification may be sought by such party hereunder, the Indemnitee shall assert a claim for indemnification by written notice (a "Notice") to the Indemnitor stating the nature and basis of such claim. In the case of Losses arising by reason of any third party claim, the Notice shall be given within thirty (30) days of the filing or other written assertion of any such claim against the Indemnitee, but the failure of the Indemnitee to give the Notice within such time period shall not relieve the Indemnitor of any liability that the Indemnitor may have to the Indemnitee, except to the extent that the Indemnitor demonstrates that the defense of such action has been materially prejudiced by the Indemnitee's failure to timely give such Notice.

            (b) In the case of third party claims for which indemnification is sought, the Indemnitor shall, if necessary, retain counsel reasonably satisfactory to the Indemnitee, and have the option (i) to conduct any proceedings or negotiations in connection therewith, (ii) to take all other steps to settle or defend any such claim (provided that the Indemnitor shall not settle any such claim without the consent of the Indemnitee which consent shall not be unreasonably withheld) and (iii) to employ counsel to contest any such claim or liability in the name of the Indemnitee or otherwise. In any event, the Indemnitee shall be entitled to participate at its own expense and by its own counsel in any proceedings relating to any third party claim. The Indemnitor shall, within 15 Business Days of receipt of the Notice, notify the Indemnitee of its intention to assume the defense of such claim. If (i) the Indemnitor shall decline to assume the defense of any such claim, (ii) the Indemnitor shall fail to notify the Indemnitee within 15 Business Days after receipt of the Notice of the Indemnitor's election to defend such claim, (iii) the Indemnitee shall have reasonably concluded that there may be defenses available to it which are different from or in addition to those available to the Indemnitor (in which case the Indemnitor shall not have the right to direct the defense of such action on behalf of the Indemnitee), or (iv) a conflict exists between the Indemnitor and the Indemnitee which the Indemnitee has reasonably concluded would prejudice the Indemnitor's defense of such action, then in each such case the Indemnitor shall not have the right to direct the defense of such action on behalf of the Indemnitee and the Indemnitee shall, at the sole expense of the Indemnitor, defend against such claim and (x) in the event of a circumstance described in clause (i) and (ii), the Indemnitee may settle such claim without the consent of the Indemnitor (and the Indemnitor may not challenge the reasonableness of any such settlement) and (y) in the event of a circumstance described in clause (iii) and (iv), the Indemnitee may not settle such claim without the consent of the Indemnitor (which consent will not be unreasonably withheld or delayed). The reasonable expenses of all proceedings, contests or lawsuits in respect of such claims shall be borne and paid by the Indemnitor if the Indemnitee is entitled to indemnification hereunder and the Indemnitor shall pay the Indemnitee, in immediately available funds, the amount of any Losses, within a reasonable time of the incurrence of such Losses. Regardless of which party shall assume the defense or negotiation of the settlement of the claim, the parties agree to cooperate fully with one another in connection therewith. In the event that any Losses incurred by the Indemnitee do not involve payment by the Indemnitee of a third party claim, then, the Indemnitor shall, within 20 days after written notice from the Indemnitee specifying the amount of Losses, pay to the Indemnitee, in immediately available funds, the amount of such Losses. Anything in this Article IX to the contrary notwithstanding, the Indemnitor shall not, without the Indemnitee's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnitee or which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnitee, a release from all liability in respect of such claim.

      Section 9.03. Limitations on Indemnification.

      Neither party shall be entitled to be indemnified hereunder unless and until the aggregate of all Losses incurred by such party shall exceed $100,000 (the "Basket"); provided, however, that the Basket shall not apply to any Losses incurred by such party with respect to any third party claim against such party for which such party is entitled to indemnity pursuant to Section 9.01.

Notwithstanding anything to the contrary contained herein, the liability of (i) the Company under this Article IX shall be limited to an amount equal to the Purchase Price; and (ii) the Investor under this Article IX shall be limited to an amount equal to the Purchase Price.

                                    ARTICLE X
                                   TERMINATION

      Section 10.01. Termination by Mutual Agreement. This Agreement may be terminated on or any time prior to the Closing by the mutual written consent of each of the Investor and the Company.

      Section 10.02. Termination by the Company. The Company shall have the right, but not the obligation, to terminate this Agreement in the event that the Newkirk IPO is not consummated on or before March 28, 2006.

      Section 10.03. Effect Of Termination. In the event of the termination of this Agreement as provided in Sections 10.01 and 10.02 hereof, all obligations and agreements of the parties set forth in this Agreement shall forthwith become void except for the obligations set forth in Article IX (Indemnification), and there shall be no liability or obligation on the part of the parties hereto except as otherwise provided in this Agreement. Notwithstanding the foregoing, the termination of this Agreement shall not relieve either party of any liability for breach of this Agreement prior to the date of termination.

                                   ARTICLE XI
                                  MISCELLANEOUS

      Section 11.01 Notices and Addresses. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served or sent by facsimile; on the Business Day after notice is delivered to a courier or mailed by express mail, if sent by courier delivery service or express mail for next day delivery; and on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

      If to the Company:

            First Union Real Estate Equity and Mortgage Investments 7 Bulfinch Place, Suite 500
            P.O. Box 9507
            Boston, Massachusetts 02114
            Attention: Carolyn Tiffany
            Facsimile: (617) 742-4643
            Telephone: (617) 570-4606
      with a copy to:

            Hahn Loeser & Parks, LLP
            3300 BP Tower
            200 Public Square
            Cleveland, Ohio 44114-2301
            Attention: F. Ronald O'Keefe
            Facsimile: (216) 241-2824
            Telephone: (216) 621-0150

      If to the Investor:

            Vornado Realty Trust
            888 Seventh Avenue
            New York, New York 10019
            Attention: Clifford Broser
            Facsimile: (212) 844-1073
            Telephone: (212) 844-7012

      with a copy to:

            Sullivan & Cromwell LLP
            125 Broad Street
            New York, New York 10004-2498
            Attention: William G. Farrar
            Telephone: (212) 558-4000
            Facsimile: (212) 558-3588

      Section 11.02 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

      Section 11.03 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing. Any of the covenants or agreements contained in this Agreement may be waived only by the written consent of the Investor.

      Section 11.04 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as the economic or legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any party.

      Section 11.05 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated except by a written instrument executed by the party or parties against whom enforcement thereof is sought, except that, with respect to the Investor, this Agreement may be amended by a written instrument executed by the Investor.

      Section 11.06 Limitation on Assignment; Parties in Interest.

            (a) No assignment of this Agreement or of any rights or obligations hereunder may be made by the Company or the Investor (by operation of Law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void except that the Investor may transfer its rights or obligations hereunder, including the Shares, to a wholly-owned subsidiary of Vornado Realty L.P. without the Company's consent as provided under Section 5.05.

            (b) This Agreement shall be binding upon, and shall inure to the benefit of, and be enforceable by, the parties and their respective successors, transferees and assigns.

      Section 11.07 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal Laws of the State of New York, without regard to the conflicts of Law principles thereof which would specify the application of the Law of another jurisdiction.

      Section 11.08 Jurisdiction. Each of the Investor and the Company (a) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in New York County, New York for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by the Company, or the Investor and (b) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

      Section 11.09 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article IX.

      Section 11.10 Injunctive Relief. In the event that any party threatens to take any action prohibited by this Agreement, the parties agree that there may not be an adequate remedy at law. Accordingly, in such an event, a party may seek and obtain preliminary and permanent injunctive relief (without the necessity of posting any bond or undertaking). Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

      Section 11.11 Counterparts. This Agreement may be executed via facsimile or any other electronic means (including but not limited to PDF format) and in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

      Section 11.12 Actions Simultaneous. All actions to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken and executed and delivered simultaneously and no actions shall be deemed to have been taken nor shall any documents be deemed to have been executed and delivered until all actions have been taken and all documents have been executed and delivered.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        FIRST UNION REAL ESTATE EQUITY AND
                                        MORTGAGE INVESTMENTS

                                        By:
                                            ------------------------------------
                                            Name: Peter Braverman
                                            Title: President


                                        VORNADO INVESTMENTS L.L.C.

                                        By: Vornado Realty L.P., its sole member

                                            By: Vornado Realty Trust, its sole
                                                general partner

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                  Schedule 3.04

1. The preemptive rights granted to the holders of the Company's Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $1.00 per share, pursuant to an Amended and Restated Investor Rights Agreement dated as of June 20, 2005.

                                  Schedule 3.14

1. The registration rights granted by the Company to Kimco Realty Corporation pursuant to a Securities Purchase Agreement between the Company and Kimco dated as of February 16, 2005.

2. The registration rights granted to the holders of the Company's Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $1.00 per share, pursuant to an Amended and Restated Registration Rights Agreement dated as of June 20, 2005.

                                     Annex C

             First Union Real Estate Equity and Mortgage Investments

                Proposed By-Law Amendment - Article VI, Section 6

                              New Subparagraph (j)

(j) The limitations of this Article VI, Section 6 shall not apply to Vornado Investments L.L.C. or any wholly-owned subsidiary of Vornado Realty L.P. with respect to ownership of shares of beneficial interest acquired pursuant to that Securities Purchase Agreement dated as of November 7, 2005, so long as Vornado Investments L.L.C. together with any wholly-owned subsidiary of Vornado Realty L.P. does not own more than the greater of
      (i) the number of Shares acquired under the Agreement or (ii) 9.9% of the outstanding Shares of beneficial interest.